UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

Outlook Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485 Route 1 South Building F, Suit 320 Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC
Series A Warrants	OTLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 1.01	Entry into a Material Definitive Agreement

Note Purchase Agreement and Note

On November 16, 2021, Outlook Therapeutics, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (the “Investor”), pursuant to which the Company issued the Investor an unsecured promissory note on November 16, 2021 in the original principal amount of $10,220,000 (the “Note”) for $10,000,000 in cash proceeds.

The Note bears interest at a rate of 9.5% per annum compounding daily, matures January 1, 2023, and includes an original issue discount of $200,000, along with $20,000 for Investor’s fees, costs and other transaction expenses incurred in connection with the purchase and sale of the Note. The Company may prepay all or a portion of the Note at any time by paying 105% of the outstanding balance elected for pre-payment.

Under the Purchase Agreement, while the Note is outstanding, the Company has agreed to keep adequate public information available, maintain its Nasdaq listing, and refrain from undertaking certain “Variable Security Issuances” (as defined in the Purchase Agreement) without the holders’ consent, subject to certain limited exempt issuances, in addition to other negative covenants. The Note provides that it is an event of default if the Company breaches its negative covenants under the Purchase Agreement, undertakes certain “Fundamental Transactions” (as defined in the Purchase Agreement), along with other customary events of default, in addition to providing for a default rate of 14%, and giving the holder the right to increase the outstanding balance by 5% in the event of default.

2020 Note Amendment

On November 16, 2021, the Company and the Investor also entered into an amendment (the “Note Amendment”) to that certain Note, dated November 4, 2020, issued by the Company to the Investor, in the original principal amount of $10,220,000 (the “2020 Note”). The Note Amendment amends the 2020 Note to, among other things, (i) extend the maturity date to January 1, 2023, (ii) increase the interest rate from 7.5% per annum to 10% per annum beginning on January 1, 2022 and (iii) provide for the Investor’s right to redeem some or all of the outstanding balance of the Note for shares of the Company’s common stock beginning July 1, 2022, subject to certain limitations.

The foregoing descriptions of the Purchase Agreement, the Note and the Note Amendment are summaries of the material terms of such agreements, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Note and the Note Amendment, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

The cash proceeds provided by the Note and the Note Amendment, in addition to the cash on hand, are expected to fund the Company through March 2022 to support the planned submission of a Biologics License Application for ONS-5010 with the United States Food and Drug Administration in the first calendar quarter of 2022.

Forward-Looking Statements

This Current Report contains forward-looking statements. All statements other than statements of historical facts are “forward-looking statements,” including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “project,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. These include, among others, statements about the Company’s expectations regarding its cash resources and the timing of BLA submission for ONS-5010. Although the Company believes that it has a reasonable basis for the forward-looking statements contained herein, they are based on current expectations about future events affecting the Company and are subject to risks, uncertainties and factors relating to its operations and business environment, all of which are difficult to predict and many of which are beyond its control. These risk factors include those risks associated with developing pharmaceutical product candidates, risks of conducting clinical trials and risks in obtaining necessary regulatory approvals, as well as those risks detailed in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as amended, and subsequent Quarterly Reports on Form 10-Q, which include the uncertainty of future impacts related to the ongoing COVID-19 pandemic. These risks may cause actual results to differ materially from those expressed or implied by forward-looking statements in this press release. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Outlook Therapeutics does not undertake any obligation to update, amend or clarify these forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 2.03 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 3.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Note Purchase Agreement between the Company and Streeterville Capital, LLC, dated as of November 16, 2021.
10.2	Promissory Note dated November 16, 2021.
10.3	Note Amendment dated November 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.

Date: November 16, 2021	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Chief Financial Officer